UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2005 (November 17, 2005)
AMSURG CORP.
(Exact Name of Registrant as Specified in Charter)

Tennessee	000-22217	62-1493316
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

20 Burton Hills Boulevard
Nashville, Tennessee	37215
(Address of Principal Executive Offices)	(Zip Code)
(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
     On November 17, 2005, the Board of Directors of AmSurg Corp. (the “Company”) approved a change to the Company’s compensation arrangements for its non-employee directors. The Board approved payments to each non-employee director of $2,500 for each director education session conducted by the Company that he or she attends.
     On November 22, 2005, the Company entered into a First Amendment to Employment Agreement with Ken P. McDonald, the President and Chief Executive Officer of the Company. The First Amendment to Employment Agreement is attached hereto as Exhibit 99.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibit 99 – First Amendment to Employment Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.
By:	/s/ Claire M. Gulmi
Claire M. Gulmi
Senior Vice President, Chief Financial Officer and Secretary

Date: November 22, 2005

INDEX TO EXHIBITS

Exhibit
Number	Description
99	First Amendment to Employment Agreement